UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2009

CARDIO VASCULAR MEDICAL DEVICE, CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-145738 (Commission File Number)	98-0522188 (IRS Employer Identification No.)

12 Shaar Hagai Street
Haifa, Israel 34554
 (Address of Principal Executive Offices, Zip Code)

972- 544-982397
 (Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2009, Mr. Boaz Benrush and Mr. Oren Bar-nir Gayer (Mr. Benrush and Mr. Bar-nir Gayer are hereinafter referred to as the “Former Directors”) resigned from their positions as members of the Board of Directors (the “Board”) of the Cardio Vascular Medcal Device Corp. a Delaware Corporation (the “Registrant”). The Registrant is not aware of any disagreements between the Former Directors and any other officer or director of the Registrant.

On the same date, Mr. Doron Latzer resigned from his position as an officer of the Registrant.

We are providing the Former Directors and Mr. Latzer with a copy of this current report concurrent with this filing.  Should any subsequent communications with them regarding their decision to resign reveal any disagreement between the Former Directors or Mr. Latzer and the Registrant, the Board of Directors or any executive officer of the Registrant regarding our operations, policies or practices, we will amend this report accordingly to disclose any such disagreement.

On September 14, 2009, the Board appointed Eli Gonen and Asher Zwebner as members of the Board to serve until their successors are duly appointed and qualified.

Also, the Board appointed Eli Gonen as Chairman and Asher Zwebner as Secretary of the Registrant to serve until their successors are duly appointed and qualified.

Section 8 - Other Events

Item 8.01 Other Events.

Reference is hereby made to Item 1.01 of the Current Report on Form 8-K filed with the SEC on July 30, 2009.

The Registrant is in the process of negotiating the termination of the Exclusive Marketing Agreement dated July 15, 2009 between the Registrant and Elgressy Engineering Services (1987) Ltd. (the “Marketing Agreement”) and the Consulting Agreement between the Registrant and N.D. Raz Business and Project Development Ltd. and Mr. Yossi Raz (the “Consulting Agreement”) and as a result, the Registrant is withdrawing its request for confidential treatment of the Marketing Agreement and the Consulting Agreement. A copy of each such agreement is being filed in its entirety as Exhibit 10.4 and 10.5 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of business acquired	Not applicable
(b) Pro forma financial information.	Not applicable
(c) Exhibits

10.5	Exclusive Marketing Agreement dated July 22, 2009 by and between Cardio Vascular Medical Device Corp. and Elgressy Engineering Services (1987) Ltd.

10.6	Consulting Agreement dated July 21, 2009, by and between Cardio Vascular Medical Device Corp. and N.D.Raz Business and Project Development Ltd. and Mr. Yossi Raz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2009	CARDIO VASCULAR MEDICAL DEVICE CORP.

	By:	/s/ Eli Gonen
Name: Eli Gonen
Title: Chairman and Director